Argo Group Investor Presentation September 2019 Exhibit 99.1

This presentation may include forward-looking statements, both with respect to Argo Group and its industry, that reflect our current views with respect to future events and financial performance. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as “expect,” “intend,” “plan,” “believe,” “do not believe,” “aim,” “project,” “anticipate,” “seek,” “will,” “likely,” “assume,” “estimate,” “may,” “continue,” “guidance,” “objective,” “outlook,” “trends,” “future,” “could,” “would,” “should,” “target,” “on track,” and similar expressions of a future or forward-looking nature. All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond Argo Group’s control. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements. We believe that these factors include, but are not limited to, the following: 1) unpredictability and severity of catastrophic events; 2) rating agency actions; 3) adequacy of our risk management and loss limitation methods; 4) cyclicality of demand and pricing in the insurance and reinsurance markets; 5) statutory or regulatory developments including tax policy, reinsurance and other regulatory matters; 6) our ability to implement our business strategy; 7) adequacy of our loss reserves; 8) continued availability of capital and financial resources; 9) retention of key personnel; 10) competition; 11) potential loss of business from one or more major insurance or reinsurance brokers; 12) our ability to implement, successfully and on a timely basis, complex infrastructure, distribution capabilities, systems, procedures, and internal controls, and to develop accurate actuarial data to support the business and regulatory and reporting requirements; 13) general economic and market conditions (including inflation, volatility in the credit and capital markets, interest rates, and foreign currency exchange rates); 14) the integration of businesses we may acquire or new business ventures we may start; 15) the effect on our investment portfolios of changing financial market conditions including inflation, interest rates, liquidity and other factors; 16) acts of terrorism or outbreak of war; 17) shareholder activism and 18) availability of reinsurance and retrocessional coverage, as well as management’s response to any of the aforementioned factors. In addition, any estimates relating to loss events involve the exercise of considerable judgments and reflect a combination of ground-up evaluations, information available to date from brokers, market intelligence, initial tentative loss reports, and other sources. The actuarial range of reserves and management’s best estimate is based on our then-current state of knowledge including explicit and implicit assumptions relating to the pattern of claim development, the expected ultimate settlement amount, inflation and dependencies between lines of business. Our internal models are used to consider the distribution for reserving risk around this best estimate and predict the potential range of outcomes. However, due to the complexity of factors contributing to the losses and preliminary nature of the information used to prepare these estimates, there can be no assurance that Argo Group’s ultimate losses will remain within the stated amount. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in our most recent reports on Form 10-K and Form 10-Q and other documents of Argo Group on file with or furnished to the U.S. Securities and Exchange Commissions (“SEC”). Any forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Argo Group will be realized, or even if substantially realized, that they will have the expected consequences to or effects on, Argo Group or its business or operations. Except as required by law, Argo Group undertakes no obligation to update publicly or revise forward-looking statements, whether as a result of new information, future developments or otherwise. Forward-Looking Statements

ARGO GROUP

Distinctive Specialty Insurance Platform

- **Global underwriter of specialty insurance and reinsurance**
  - Trailing Twelve Months ("TTM") Gross Written Premiums ("GWP"): $3BN
- **Established presence in desirable markets**
  - Differentiated U.S. specialty franchise
  - Lloyd's Syndicate operations grant solid strategic position
  - Strong Bermuda insurance and reinsurance platforms
- **Diversified by product, geography and profit streams**
- **Strategically located in major insurance centers**
  - Across the U.S. | Bermuda | London
  - Select international insurance centers
- **Broad and strong producer relationships**
  - Agents, brokers, wholesalers and coverholders
- **"A" (Excellent) A.M. Best rating, stable outlook**
- **"A-" (Strong) S&P rating, positive outlook**

Q2 2019 TTM NWP: $1,771MM

Business Type


~9%
~91%

Primary Insurance
Reinsurance

Geography


10%
7%
19%
64%

United States
London
Bermuda
Brazil, Asia and Europe

Business Mix Evolution Through M&A and Organic Growth

FY 2002 GWP Mix


5%
32%
62%

Other Comm'l
Workers' Comp.
Public Entity

FY 2018 GWP Mix


18%
24%
5%
5%
5%
6%
6%
14%
16%

Excess & Surplus
Property
Professional Lines
Marine & Energy
Fronting
Surety
Public Entity
Specialty Programs
Other[1]

(1) Other includes mining, personal accident, environmental, transportation and other specialty and casualty, each of which makes up less than 5% of total GWP.

3

Argo’s Fundamental Operating Strategy Diversified Specialty P&C Insurance Platform Broad product, geography and distribution to meet client’s needs and maintain a balanced portfolio of risks Focused on niche market segments with attractive expected returns on capital Established leader and important market to our customers and distribution partners Underwriting Profitability Focused on prudent risk selection and expense ratio improvement Superior loss ratios and improving expense ratio leading to solid underwriting profitability Total Return Investing Balanced investment strategy focused on total return and current income Material contributor to overall return on equity Invest in Technology Support our colleagues and partners with strong technology offerings Implement digital tools and process optimization to drive improved risk selection, efficiency and scale Leverage Capital Resources Deploy capital to opportunities where we believe we can achieve attractive returns (underwriting and investing) Use third-party capital and reinsurance to leverage our expertise as underwriters / originators of risk Return excess capital to shareholders when attractive growth opportunities are not present

ARGO GROUP

Strategy Aligned Toward Shareholder Value Creation

Argo's strategy, which is predicated on underwriting excellence, prudent investment management, and thoughtful capital allocation has generated a 9% CAGR in book value per share (BVPS) since 2002, the first full year following the formation of Argo Group

Underwriting Profitability

- Improving underwriting margins, driven by stable operating expenses and growing premium base
- Proven track record of delivering profitable growth – 5 year GWP CAGR of 9.4%[1]
- Attractive loss ratios with 5-year avg.[1] of 59.2% versus peer average of 62.6%[2]
- Combined Ratio target of 93% by year-end 2020

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Total Return Investing

- Experienced investment team
- Balanced investment portfolio focused on capital preservation and total return
- Material contributor to group earnings and ROAE

×

Operating Leverage

- Strategic capital allocation to protect balance sheet and optimize returns
- Strong record of returning excess capital to shareholders (over $669mm since 2010[5])
- Disciplined M&A strategy

=

Shareholder Value Creation

- 9% BVPS CAGR since 2002[3]
- 1H 2019 annualized adjusted operating[4] ROAE of 6.3% and net ROAE of 13.1%
- Adjusted operating ROAE target of 700bps above the risk free rate
- Targeting BVPS growth of 10%+; reflecting adjusted operating ROAE target and total return investment contribution

Source: SNL Financial.
(1) 5 year growth based on 2013 – 2018.
(2) Represents the median of operating peers, which include Alleghany, American Financial, Arch, Axis, Global Indemnity, Hallmark, Hanover, James River, Markel, Protective, RLI, Selective, and W.R. Berkley.
(3) Includes dividends.
(4) Adjusted operating income excludes net realized investment gains / (losses) and foreign currency exchange losses / (gains) and assumes tax rate of 15%.
(5) When regular dividends and share repurchases were reinstated.

5

9% CAGR (Incl. Dividends) Book Value Per Share Reported Book Value1 Cumulative Dividends Book value per common share: Adjusted for June 2013, March 2015, June 2016 and March 2018 stock dividends. 2008-2011 restated to reflect adoption of ASU 2010-26 (related to accounting for costs associated with acquiring or renewing insurance contracts); 2007 and prior not restated. 2006 and prior years adjusted for PXRE merger. 2003-2006 includes impact of Series A Mandatory Convertible Preferred on an as-if-converted basis. Preferred stock fully converted into common shares as of Dec. 31, 2007. BVPS Growth Driving Long-Term Value We consider growth in book value per share (which is a product of ROAE and capital management actions), inclusive of cash dividends paid to our shareholders, to be the key financial measure of building shareholder value

$ in millions. Commercial Line Direct Premium Written CAGR per SNL Financial. 10% CAGR vs. 2.8% U.S. Commercial P&C CAGR1 Evolution of Argo’s Specialty Insurance Platform Argo has delivered sustainable and increasingly profitable premium growth through both organic channels and a disciplined M&A strategy Gross Written Premium 2001 Acquired Colony and Rockwood Founded Trident (Public Entity) 2008 - 2010 Acquired Lloyd’s Syndicate 1200 Established local presence in Dubai 2011 - 2014 Established local presence in Brazil, Singapore and Shanghai Risk Management (sold renewal rights in 2005) International Operations U.S Operations 2016 - 2018 Acquired Ariel Re / Syndicate 1910 Acquired Italian insurer Ariscom 2005 - 2007 Sold Risk Management business Completed PXRE acquisition in Bermuda Rebranded Argo Group Formed Argo Re 42% 58%

Operating Growth Momentum Argo has achieved scale in highly desirable markets that will support continued margin improvement and growth in book value per share $ in millions. Note: 2019 Q2 premium metrics are TTM.

Innovative and Diverse Operating Platform Well-established multi-class Lloyd’s Syndicate platform A top Lloyd’s Syndicate platform by stamp capacity with multi-class expertise Regional offices in Bermuda, Dubai, Singapore and Shanghai Strong Bermuda trading platform Includes property insurance and reinsurance business Seasoned book of mid / large account professional lines and excess casualty business Strategic growth opportunities Leveraging Argo’s underwriting expertise through local presence in Europe and Brazil A growing portion of the Brazil business being distributed via digital channels through the in-house Protector platform Leader in selected U.S. specialty commercial lines 20+ year underwriting history Strong relationships with national and local wholesale brokers Target non-standard risks with focus on small/medium accounts 2013 – 2018 gross written premium growth from $1.0 billion to $1.7 billion, combined ratio over the period averaged under 90% Sizable amount of business distributed through retail brokers / agents Argo Pro – Customer service focused D&O and E&O specialty platform Surety – Top 15 commercial underwriter Trident – Small and medium sized public-sector U.S. entities Rockwood – Designs custom workers comp and other programs for businesses in the mining sector U.S. Operations Leading Performance With 5-Year Average Combined Ratio of 89.7%1 International Operations Growing Platform With Robust 5-Year Premium CAGR of 8%1 Transforming Argo into a digital-first carrier using a unique thesis-driven and iterative approach Geographic and product line diversification prevents dependency on any single market and provides broad spread of risk and earnings streams 5 year results based on 2014 – 2018.

ARGO GROUP

Argo Continues to Drive Its Digital Transformation

Over the last 5 years Argo has achieved a 43% improvement in GWP per employee

Transform Core Business

- Processed over **$1BN GWP** through our newly implemented flagship policy admin system
- Developed a product for immediate pricing on Owners Interest Casualty policies, helping policies bound in that business grow 16% YOY to start
- Launched **Argo Risk Tech**, a custom, sensor-based technology that allows retail merchants to manage risk through reduction in on-premises accidents
- Partnered with a startup cybersecurity MGA for our cyber book
- Built a **data platform** for the retrieval, processing, and machine learning on proprietary and external data sources
- Invested in a business that uses **machine learning** to automate data entry with an initial use case for streamlining policy submissions
- Employed robotic process automation **("RPA")** across multiple use cases


~30%
~10%
~60%

Dollars of Digital Investment

Explore Adjacencies

- Built a self-serve **digital portal** driving engagement with Argo's brokers and insureds
- Scaled **Protector**, our in-house digital platform in Brazil, to handle **BRL 50.2MM in GWP**
- Invested in a startup helping brokers focus on risk advisory through custom built digital tools and automation of back-office tasks

Disrupt Traditional Insurance

- Incubated a startup focused on enabling stronger membership engagement for affinity groups and associations - 33 clients signed up in 1 year representing **~500K users**
- Invested in the largest payment processor of **crypto currencies** as a way to explore **blockchain** and insurance applications in the space

10

ARGO GROUP

U.S. Operations *(58% of GWP)*

GWP by Business Mix (TTM 6/30/2019)


10%
16%
15%
59%
Property
Liability
Professional Lines
Specialty

Segment Overview

- **Excess & Surplus Lines** – Non-standard (hard-to-place) risks, with focus on small/medium accounts
- **Argo Pro** – Customer service focused D&O and E&O specialty platform
- **Argo Surety** – Top 15 commercial surety writer
- **Trident** – One of the largest specialty commercial insurance providers for small to middle market public-sector entities in the U.S.
- **Rockwood** – Leading provider of workers compensation and other programs for the mining industry
- **Programs** – Underwrites select specialty programs and provides fronting for state-sponsored funds
- **Argo Insurance** – Designs customized commercial insurance programs for retail grocery stores

Adjusted PTI[1] & Combined Ratio


Combined Ratio
Adjusted PTI
$138
$134
$184
$184
$178
$107
90.4%
89.6%
86.9%
90.5%
91.1%
90.3%
2014
2015
2016
2017
2018
YTD 2Q 2019

Gross Written Premium


$1,047
$1,145
$1,278
$1,510
$1,692
$864
2014
2015
2016
2017
2018
YTD 2Q 2019

All data in millions except for ratio calculations. *TTM = trailing twelve months.
(1) Adjusted PTI = Adjusted Pre-Tax Income, which is equal to "Income Before Income Taxes" excluding "Interest Expense" as shown in Argo's 10-Qs and 10-Ks.

11

ARGO GROUP

International Operations *(42% of GWP)*

GWP by Business Mix (TTM 6/30/2019)



29%
41%
15%
15%
Property
Liability
Professional Lines
Specialty

Segment Overview

- **Bermuda platform underwrites excess casualty, property and professional lines insurance as well as property reinsurance**
  - Property cat, short tail per risk and proportional treaty reinsurance worldwide
  - Excess casualty, professional liability, and property insurance for Fortune 1000 accounts
- **Well-established multi-class platform at Lloyd's of London**
  - Underwritten through Syndicates 1200 and 1910 (Ariel Re)
  - Top Lloyd's Syndicate by stamp capacity
- **Building diversity through international expansion in Brazil and throughout Europe**

Adjusted PTI[1] & Combined Ratio



Combined Ratio
Adjusted PTI
$75
$70
$57
($77)
$42
$1
90.8%
91.1%
95.4%
117.5%
99.0%
107.2%
2014
2015
2016
2017
2018
YTD 2Q 2019

Gross Written Premium



$856
$866
$887
$1,187
$1,263
$669
2014
2015
2016
2017
2018
YTD 2Q 2019

All data in millions except for ratio calculations. *TTM = trailing twelve months.
(1) Adjusted PTI = Adjusted Pre-Tax Income, which is equal to "Income Before Income Taxes" excluding "Interest Expense" as shown in Argo's 10-Qs and 10-Ks.

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Historical Portfolio Rationalization Argo takes thoughtful and strategic action to improve underwriting performance, by reducing exposure or exiting certain product lines when returns are not expected meet our targets Argo Pro Exited insurance agent and real estate E&O lines E&S Transportation Exited stand-alone commercial auto before significant market dislocation E&S Contract Reduced exposure to CAT exposed property business in LA and FL Int’l – Marine & Energy Exited Onshore and Yachts lines due to market loss activity, rate decreases, and insufficient signs of rebalancing Int’l Specialty - Aviation Determined the division was non-strategic, sub-scale, and subject to unsustainable pricing Int’l Property – D&F Sub-scale and inadequate margin with low conviction on ability to reposition portfolio Argo Insurance Non-renewed restaurant lines in central and eastern U.S. / Sold small policy grocery, restaurants and convenience stores book in 2015 Int’l Specialty – Space Withdrew due to class volatility being above appetite and placed into run-off Inland Marine Reduced exposure to transportation and rebalanced portfolio Int’l – Asia / Marine Hull Closed offices and put the business into run-off due to unsustainable pricing and low profitability 2012 2019

Recent Operating Results Note: 2018 net income was negatively impacted by the adoption of the recent accounting rule change. Note: Book value per share adjusted for March 2018 stock dividend. $ in millions except for per share data and ratio calculations. Adjusted operating income calculated using an assumed 20% and 15% tax rate for 2018 and 2019, respectively.

Argo’s consistent loss ratio outperformance reflects our specialty product focus and disciplined risk selection Argo Group Peer Average Source: SNL Financial Note: YTD 2019 reflects YTD results through Q2 2019 Peer Group consists of: Alleghany, American Financial, Arch, Axis, Global Indemnity, Hallmark, Hanover, James River, Markel, Protective, RLI, Selective and W.R. Berkley Loss Ratio Performance 5-Year Average: Argo – 59.2% Peer Group – 62.6%

Argo began a process called Argo 2.0 approximately 5 years ago; investments in technology, process optimization and outsourcing have enabled profitable growth and the financial benefits will accelerate as additional scale is achieved Key Argo 2.0 Achievements: IT infrastructure modernization (2017 - Present) IT Infrastructure support outsourced (2017) IT application support outsourced (2017) Business Process Outsourcing (Started in 2010, Accelerated in 2016) Business Process Optimization (2015 - Present) Robotics Process Automation (2016 - Present) UW System Enhancements (2014 - Present) $ in millions. Note, 1H 2019 non-acquisition expenses exclude $8.0 million of expenses associated with proxy solicitation and related activities. Non-acquisition Expenses: $359MM $352MM $178MM $180MM (2%) Change 10% Growth 9% Growth 1% Change Argo 2.0 Process and Technology Program – Enables Cost Effective Scale Gross Written Premiums Non-acquisition Expenses

ARGO GROUP

Conservative Total Return Focused Investment Portfolio

Portfolio Characteristics

- **Duration of 2.6 years[1] – focused on asset-liability management**
- **Average rating of 'A1/A+'**
- **Fixed income book yield of 3.4%[2]**
- **Liability-driven investment portfolio**
  - Liability-hedging portfolio: ~75% of total assets focused on meeting capital needs of day-to-day insurance business
  - Performance-seeking portfolio: ~25% of total assets focused on diversification and total return

Asset Allocation (2Q 2019)

Total: $5.1BN


12%
64%
8%
8%
9%
Short Term & Cash
Core Debt
High Yield Debt
Alternatives
Equities

Investment Returns ($MM)


Total Return[3]:
$144.2
($15.6)
$176.1
$243.2
($27.4)
$244.8
Cumulative Total Return
$765.3MM
Net Investment Income[4]:
$106.1
$88.6
$115.1
$140.0
$133.1
$76.7
2014
2015
2016
2017
2018
1H 2019
Net Investment Income[4] / Average Equity:
5.3%
4.3%
5.3%
6.2%
6.0%
7.1%
Cumulative Net Investment Income
$659.6MM

(1) Duration includes cash & equivalents.
(2) Book yield is pre-tax & includes all fixed maturities.
(3) Total return defined as the sum of net investment income, realized and unrealized gains / (losses) and change in fair value of equities (2018 and 1H 2019 only).
(4) Assumes 20% and 15% tax rate through 2018 and 1H 2019 respectively. 1H 2019 ratio is annualized.

17

Active Steward of Shareholder Capital $ in millions unless otherwise noted. From 12/31/10 to 6/30/19, GAAP book value grew from $1.6BN to $1.9BN and $669 million of capital was returned to shareholders While our #1 priority remains deploying capital into the businesses where we see attractive returns, we have a strong track record of returning excess capital to shareholders 16% dividend per share CAGR from 2010 to Q2 2019 (approximately 300% increase) Cumulative Capital Returned to Shareholders Cash Dividends Share Repurchases $122 $646 $186 $243 $304 $373 $425 $499 $578 $669

Well Positioned to Create Value in 2019 and Beyond Diversified specialty P&C insurance operations focused on niche products Global platform positioned for attractive growth in select markets Improving underwriting profitability, driven by a lower expense ratio Investing in technology to improve operating efficiency and risk selection Conservative total return investment portfolio contributing to book value growth Leveraging third-party capital and reinsurance to manage underwriting volatility Track record of returning excess capital to shareholders ü ü ü ü ü ü ü